Exhibit 99.4

VOTING AGREEMENT

VOTING AGREEMENT, dated as of March 13, 2007 (this “Agreement”), among NORSK HYDRO PRODUKSJON AS, a company organized under the laws of the Kingdom of Norway (“Norsk Hydro”), DR. MOHAN S. MISRA (“Dr. Misra”), INICA, INC., a corporation organized under the laws of the State of Colorado (“Inica”), and ITN ENERGY SYSTEMS, INC., a corporation organized under the laws of the State of Colorado (“ITN” and, together with Dr. Misra and Inica, the “Stockholders”).

WHEREAS, concurrently herewith, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), and Norsk Hydro are entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement), pursuant to which, upon the terms and subject to the conditions thereof, Norsk Hydro will acquire, on the date hereof, 1,600,000 shares of common stock, par value $0.0001 per share (the “Common Shares”), of the Company and will have the option to acquire, subject to the terms and conditions of the Securities Purchase Agreement, including the Stockholder Approval, up to 35% of the Common Shares, Class A Warrants and Class B Warrants of the Company (the “Investment”);

WHEREAS, ITN is a wholly-owned subsidiary of Inica, which is wholly-owned by Dr. Misra and an immediate family member of Dr. Misra;

WHEREAS, Dr. Misra is the record owner of 430,000 Common Shares and the beneficial owner of 1,028,000 Common Shares which are held by ITN as the record owner;

WHEREAS, the Stockholders collectively and beneficially own 1,458,000 Common Shares (the “Owned Shares”; all such Owned Shares and, together with any Common Shares of which any of the Stockholders acquire beneficial ownership after the date hereof and prior to the termination hereof, whether by purchase or upon exercise of options, warrants, conversion of other convertible securities or otherwise, are collectively referred to herein as the “Covered Shares”);

WHEREAS, the Stockholders acknowledge that Norsk Hydro is entering into the Securities Purchase Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Securities Purchase Agreement if the Stockholders did not enter into this Agreement; and

WHEREAS, concurrently herewith, Norsk Hydro and the Company are entering into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, among other things, the Company has agreed to cause its Nominating and Governance Committee to recommend for election to the Company’s board of directors (the “Board”) one director designated by Norsk Hydro.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.  Agreement to Vote.

(a)           Prior to any termination of this Agreement, each Stockholder hereby agrees that he or it shall, and shall cause any other holder of record of any Covered Shares to, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in any action by written consent of the stockholders of the Company:

(i)                    when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(ii)                   vote (or cause to be voted) in person or by proxy all Covered Shares (A) in favor of the approval of (y) the issuance of the Initial Warrants to Norsk Hydro and (z) the Tranche 2 Transactions and (B) against any proposal, action or transaction involving the Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the consummation of (y) the issuance of the Initial Warrants to Norsk Hydro or (z) the Tranche 2 Transactions or the other transactions contemplated by the Securities Purchase Agreement, the Stockholders Agreement or this Agreement or the approval of the issuance of the Initial Warrants to Norsk Hydro or the Tranche 2 Transactions; and

(iii)                  vote (or cause to be voted) in person or by proxy all Covered Shares (A) in favor of the appointment of the Investor Director Designee to the Board and (B) against any proposal, action or transaction involving the Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the appointment of the Investor Director Designee to the Board.

(b)           Except as set forth in clause (a) of this Section 1, none of the Stockholders shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.

2.  Termination.  This Agreement shall terminate upon the earliest of (a) the later of the Initial Warrants Closing and the Second Closing, (b) the termination of the Securities Purchase Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Norsk Hydro to the Stockholders, such earliest date being referred to herein as the “Termination Date”; provided, however, that (i) the provisions set forth in Section 1(a)(iii) shall survive the termination of this Agreement and shall terminate only when the Investor beneficially owns less than fifteen percent (15%) of the Company’s Common Shares and (ii) if the Stockholder Approval has not been obtained by the date that is four (4) months from the date hereof, the provisions set forth in Section 1(a)(iii) shall survive the termination of this Agreement until the second (2nd) anniversary of the date hereof; provided further, however, that termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of any of the terms of this Agreement prior to termination in accordance with this Section 2.

3.  Representations and Warranties.

(a)           Representations and Warranties of Norsk Hydro.  Norsk Hydro hereby represents and warrants to the Stockholders as follows:

(i)                    Organization and Authority.  Norsk Hydro is a corporation duly incorporated and validly existing under the laws of the Kingdom of Norway and has all necessary corporate power and authority to enter into, execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Norsk Hydro, the performance by Norsk Hydro of its obligations hereunder and the consummation by Norsk Hydro of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Norsk Hydro.  This Agreement has been duly executed and delivered by Norsk Hydro, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid and binding obligation of Norsk Hydro, enforceable against it in accordance with its terms.

(ii)                   Consents; No Conflicts.  Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by Norsk Hydro of this Agreement do not and will not (A) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority, (B) violate, conflict with or result in the breach of any provision of the organizational documents of Norsk Hydro, (C) conflict with or violate any Law or Governmental Order applicable to Norsk Hydro or its assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Norsk Hydro is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of Norsk Hydro to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

(b)           Representations and Warranties of the Stockholders.  The Stockholders hereby jointly and severally represent and warrant to Norsk Hydro as follows:

(i)                    Ownership of Securities.  As of the date of this Agreement, (A) Dr. Misra is the record and/or beneficial owner of, and has sole voting power and sole power of disposition with respect to, 430,000 of the Owned Shares, and (B) the Stockholders are the beneficial owners of, and have shared voting power and shared power of disposition with respect to, 1,028,000 of the Owned Shares, in each case free and clear of Liens, proxies, powers of attorney, voting trusts or agreements (other than (Y) any Lien or proxy created by this Agreement or pursuant to any pledge in existence as of the date hereof and (Z) a lock-up agreement with Paulson Investment Company, Inc., the underwriter of the Company’s initial public offering, none of which would materially and adversely affect the ability of the Stockholders to carry out the Stockholders’ obligations under, and to consummate the transactions contemplated by, this Agreement).  As used in this

Agreement, the terms “beneficial owner”, “beneficial ownership”, “beneficially owns” or “owns beneficially”, with respect to any securities, refer to the beneficial ownership of such securities as determined under Rule 13d-3(a) of the Exchange Act.

(ii)                   Organization and Authority.  With respect to ITN and Inica, both are companies duly organized, validly existing and in good standing under the laws of the State of Colorado.  The execution and delivery of this Agreement by ITN and Inica and the consummation by ITN and Inica of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of ITN and Inica are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  Dr. Misra has all necessary power and capacity to enter into, execute and deliver this Agreement, to carry out his obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Stockholders, and, assuming due authorization, execution and delivery by Norsk Hydro, this Agreement is a legal, valid and binding obligation of the Stockholders, enforceable against the Stockholders in accordance with its terms.

(iii)                  Consents; No Conflicts.  Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by the Stockholders of this Agreement do not and will not (A) with respect to ITN and Inica, conflict with or violate their respective organizational documents, (B) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority, (C) conflict with or violate any Law or Governmental Order applicable to the Stockholders or the Stockholders’ respective assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which any of the Stockholders is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of any of the Stockholders to carry out their respective obligations under, and to consummate the transactions contemplated by, this Agreement.

4.  Restriction on Transfer, Proxies.  Each Stockholder hereby agrees, while this Agreement is in effect, not to (a) except as set forth in Section 7 hereof or pursuant to pledges in existence as of the date hereof (none of which would materially and adversely affect the ability of any of the Stockholders to carry out their respective obligations under, and to consummate the transactions contemplated by, this Agreement), sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Owned Shares, (b) grant any proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares or (c) take any action that would make any representation or warranty of any of the Stockholders contained herein untrue or incorrect or have the effect of preventing or disabling any of the Stockholders from performing its obligations under this Agreement.

5.  Further Assurances.  From time to time, at another party’s request and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

6.  Fiduciary Duties.  Notwithstanding anything in this Agreement to the contrary: (a) the Stockholders make no agreement or understanding herein in any capacity other than in their capacity as a record holder and/or beneficial owner of Covered Shares and (b) nothing herein shall be construed to limit or affect any action or inaction by Dr. Misra acting in his capacity as a director or officer of the Company in a manner consistent with the Securities Purchase Agreement.

7.  Permitted Transfers.  Notwithstanding anything in this Agreement to the contrary, Dr. Misra may transfer any or all of the Covered Shares (i) in accordance with provisions of applicable Law, to his spouse, ancestors, descendants or any trust controlled by Dr. Misra for any of their benefit or (ii) with the prior written consent of Norsk Hydro; provided, however, that, prior to and as a condition to the effectiveness of such transfer, each person to which any of such Covered Shares or any interest in any of such Covered Shares is or may be transferred shall have executed and delivered to Norsk Hydro a counterpart of this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement, and shall have agreed in writing with Norsk Hydro to hold such Covered Shares or interest in such Covered Shares subject to all of the terms and provisions of this Agreement.

8.  Amendment.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

9.  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9):

(a)           if to Norsk Hydro:

Norsk Hydro Produksjon AS

Drammensveien 264
N-0240 Oslo
Norway
Facsimile:               + 47 22 53 27 25
Attention:              Richard G. Erskine

with a copy to:

Shearman & Sterling LLP
Broadgate West
9 Appold Street
London EC2A 2AP

United Kingdom
Facsimile:               +44 (0)207 655-5265
Attention:              George Karafotias
Facsimile:               +44 (0)207 655-5216
Attention:              Sean J. Skiffington

 (b)          if to the Stockholders:

Dr. Mohan S. Misra
c/o ITN Energy Systems, Inc.
8130 Shaffer Parkway
Littleton, Colorado 80127-4107
United States
Facsimile:               +1 (303) 420-1551

with a copy to:

Ireland, Stapleton, Pryor & Pascoe, P.C.
1675 Broadway, Suite 2600
Denver, Colorado 80202
United States
Facsimile:               +1 (303) 623-2062
Attention:              William E. Tanis

10.  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.  Entire Agreement; Assignment.  This Agreement (together with the Securities Purchase Agreement and the Stockholders Agreement to the extent referred to herein) (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; provided, however, that the Investor may assign its right, title and interest under this Agreement to any of its affiliates.

12.  Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

13.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware state or federal court, in each case sitting in the City of Wilmington, New Castle County.  The parties hereto hereby (a) submit to the exclusive jurisdiction of any Delaware state or federal court, in each case sitting in the City of Wilmington, New Castle County, for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

14.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.   Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

16.  Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Mohan S. Misra
Dr. Mohan S. Misra

INICA, INC.

By:	/s/ Mohan S. Misra
	Name:	Dr. Mohan S. Misra
	Title:	President

ITN ENERGY SYSTEMS, INC.

By:	/s/ Mohan S. Misra
	Name:	Dr. Mohan S. Misra
	Title:	President

NORSK HYDRO PRODUKSJON AS

By:	/s/ Richard G. Erskine
	Name:	Richard G. Erskine
	Title:	Authorized Representative

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